Exhibit 4.1

Execution Version

VULCAN MATERIALS COMPANY

and

REGIONS BANK,

as Trustee

ELEVENTH SUPPLEMENTAL INDENTURE

Dated as of November 20, 2024

to

SENIOR DEBT INDENTURE

Dated as of December 11, 2007

4.950% Senior Notes due 2029
5.350% Senior Notes due 2034
5.700% Senior Notes due 2054

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EXHIBIT A Form of 2029 Note	A-1
EXHIBIT B Form of 2034 Note	B-1
EXHIBIT C Form of 2054 Note	C-1

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ELEVENTH SUPPLEMENTAL INDENTURE, dated as of November 20, 2024 (this “Supplemental Indenture”), between Vulcan Materials Company, a corporation duly organized and existing under the laws of the State of New Jersey, having its principal office at 1200 Urban Center Drive, Birmingham, Alabama 35242 (the “Company”), and Regions Bank, an Alabama banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the Senior Debt Indenture, dated as of December 11, 2007, to Wilmington Trust Company, as initial trustee (succeeded by Regions Bank) (as heretofore supplemented, the “Indenture”), to provide for the issuance of the Company’s notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series;

WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of new series of its notes under the Indenture to be known as its: (a) “4.950% Senior Notes due 2029” (the “2029 Notes”), (b) “5.350% Senior Notes due 2034” (the “2034 Notes”) and (c) “5.700% Senior Notes due 2054” (the “2054 Notes” and, together with the 2029 Notes and the 2034 Notes, the “Notes”), the form and substance of each such series and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

WHEREAS, for the purpose of issuing the 2029 Notes, the 2034 Notes and the 2054 Notes, the Company wishes to enter into this Supplemental Indenture;

WHEREAS, the Board of Directors of the Company (the “Board”) on October 11, 2024, and the Pricing Committee (appointed by the Board on October 11, 2024) on November 18, 2024, have duly adopted resolutions, and through such resolutions have duly authorized (i) the issuance of each of the 2029 Notes, the 2034 Notes and the 2054 Notes and (ii) the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Article Two and Section 901(7) of the Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make each of the 2029 Notes, the 2034 Notes and the 2054 Notes, when executed by the Company and authenticated and delivered by the Trustee or an authentication agent, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of each of the 2029 Notes, the 2034 Notes and the 2054 Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of each of the 2029 Notes, the 2034 Notes and the 2054 Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE I.
DEFINITIONS

Section 1.01     Definition of Terms.

Unless the context otherwise requires:

each term defined in the Indenture has the same meaning when used in this Supplemental Indenture;

the singular includes the plural and vice versa; and

headings are for convenience of reference only and do not affect interpretation.

“Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the applicable series of Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).

“Change of Control” means the occurrence of any of the following:  (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company is composed of members who are not Continuing Directors.  Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Repurchase Event” means, with respect to a series of Notes, the occurrence of both a Change of Control and a Below Investment Grade Ratings Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the applicable series of Notes were initially issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to its rating agency business.

“Rating Agency” means (a) each of Moody’s and S&P; and (b) if either of Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of the applicable series of Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company (and certified by a resolution of the Company’s Board of Directors) as a replacement agency for the agency that ceased such rating or failed to make it publicly available.

“S&P” means S&P Global Ratings, a division of S&P Global Inc. or any successor to its rating agency business.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE II.
GENERAL TERMS AND CONDITIONS OF THE 2029 NOTES

Section 2.01      Designation and Principal Amount.

There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.950% Senior Notes due 2029,” which is not limited in aggregate principal amount.  The aggregate principal amount of the 2029 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2029 Notes, pursuant to Section 303 of the Indenture.

Section 2.02     Maturity.

The Stated Maturity of principal for the 2029 Notes will be December 1, 2029.

Section 2.03      Further Issues.

The Company may from time to time, without the consent of the Holders of the 2029 Notes, issue additional notes of that series.  Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2029 Notes.  Any such additional notes, together with the 2029 Notes herein provided for, will constitute a single series of Securities under the Indenture. Any such additional notes will not be offered with the same CUSIP number as the 2029 Notes unless such additional notes are considered to be fungible for U.S. federal income tax purposes with the 2029 Notes.

Section 2.04     Form and Payment.

Principal of, premium, if any, and interest on the 2029 Notes shall be payable in U.S. dollars.

Section 2.05     Global Securities.

Upon the original issuance, the 2029 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of the Depository Trust Company (“DTC”).  The Company will issue the 2029 Notes in denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 2.06     Definitive Form.

If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2029 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2029 Notes represented by Global Securities, the Company may issue the 2029 Notes in definitive form in exchange for such Global Securities.  In any such instance, an owner of a beneficial interest in 2029 Notes will be entitled to physical delivery in definitive form of 2029 Notes, equal in principal amount to such beneficial interest and to have the 2029 Notes registered in its name as shall be established in a Company Order.

Section 2.07     Interest.

The 2029 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 20, 2024 at the rate of 4.950% per annum, payable semi-annually; interest payable on each Interest Payment Date will include interest accrued from November 20, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 1 and December 1, commencing on June 1, 2025; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 2.08     Authorized Denominations.

The 2029 Notes shall be issuable in denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof.

Section 2.09      Redemption.

The 2029 Notes are subject to redemption at the option of the Company as set forth in the form of 2029 Note attached as Exhibit A hereto.

Section 2.10     Change of Control.

(a)      Upon the occurrence of a Change of Control Repurchase Event, unless the Company has exercised its right to redeem all of the 2029 Notes in accordance with the redemption terms as set forth in the 2029 Notes or has defeased the 2029 Notes as set forth in the 2029 Notes, the Company shall make an irrevocable offer to each Holder of the 2029 Notes to repurchase all or any part (equal to or in excess of $2,000.00 and in integral multiples of $1,000.00) of such Holder’s 2029 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2029 Notes repurchased plus accrued and unpaid interest, if any, on the 2029 Notes repurchased to, but not including, the date of repurchase.

(b)      Within 30 days following a Change of Control Repurchase Event or, at the Company’s option, prior to a Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, a notice to each Holder of the 2029 Notes, with a copy to the Trustee:

(i)            describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event;

(ii)           offering to repurchase all 2029 Notes tendered;

(iii)         setting forth the payment date (the “2029 Change of Control Payment Date”) for the repurchase of the 2029 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;

(iv)         if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a Change of Control Repurchase Event occurring on or prior to the 2029 Change of Control Payment Date specified in such notice;

(v)           disclosing that any 2029 Note not tendered for repurchase will continue to accrue interest; and

(vi)          specifying the procedures for tendering 2029 Notes.

(c)       The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2029 Notes as a result of a Change of Control Repurchase Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2029 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2029 Notes by virtue of such conflict.

(d)       On the 2029 Change of Control Payment Date, the Company shall, to the extent lawful:

(i)            accept for payment all 2029 Notes or portions thereof properly tendered pursuant to such offer;

(ii)          deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2029 Notes or portions thereof properly tendered; and

(iii)         deliver or cause to be delivered to the Trustee the 2029 Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of 2029 Notes or portions thereof being repurchased by the Company.

(e)     Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of the 2029 Notes properly tendered the purchase price for such 2029 Notes deposited with the Paying Agent by the Company, the Company will execute and the Trustee, upon the execution and delivery by the Company of such 2029 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2029 Note equal in principal amount to any unpurchased portion of any 2029 Notes surrendered; provided that each new 2029 Note will be in a principal amount of an integral multiple of $1,000.00.

(f)      The Company shall not be required to make an offer to repurchase the 2029 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2029 Notes properly tendered and not withdrawn under its offer.  In addition, the Company shall not repurchase any 2029 Notes if there has occurred and is continuing on the 2029 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2029 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.

Section 2.11     Appointment of Agents.

Regions Bank will initially be the Security Registrar and Paying Agent for the 2029 Notes and will act as such only at its offices at Regions Bank, Corporate Trust Department, 1900 5th Avenue North, 26th Floor, Birmingham, Alabama 35203; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.

Section 2.12     Securities Filings.

(a)      Notwithstanding that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is otherwise required to report on an annual and quarterly basis on forms provided for in those annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, so long as the 2029 Notes are outstanding (unless defeased in a legal defeasance), the Company will (x) file with the Commission (unless the Commission will not accept such filing), and (y) make available to the Trustee and, upon written request, the Holders of the 2029 Notes, without cost to any such Holder, from the date that the 2029 Notes are issued:

(i)           within the time periods specified by the Exchange Act (including all applicable extension periods), an annual report on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); and

(ii)          within the time periods specified by the Exchange Act (including all applicable extension periods), a quarterly report on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form).

(b)      In the event that the Company is not permitted to file its annual or quarterly reports with the Commission pursuant to the Exchange Act, the Company shall nevertheless make available such Exchange Act reports to the Trustee and the Holders of the 2029 Notes as if the Company was subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act within the time periods specified by the Exchange Act (including all applicable extension periods), which requirement may be satisfied by posting such reports on the Company’s website within the applicable time periods specified in Sections 2.12(a)(i) and (a)(ii) above.

(c)     Notwithstanding the foregoing, the availability of the reports referred to in Sections 2.12(a)(i) and (a)(ii) above on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system, including the Commission’s Interactive Data Electronic Application system) and the Company’s website within the applicable time periods specified in Sections 2.12(a)(i) and (a)(ii) above will be deemed to satisfy the delivery obligations under this Section 2.12.

(d)     Delivery of reports, information and documents to the Trustee and, if applicable, to the Security Registrar and Paying Agent is for informational purposes only and their respective receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s or any other Person’s compliance with any of its covenants under the Indenture, this Supplemental Indenture or the 2029 Notes (as to which the Trustee, Security Registrar and Paying Agent are entitled to rely exclusively on Officers’ Certificates).  None of the Trustee, the Security Registrar or Paying Agent shall be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other Person’s compliance with the covenants described herein or with respect to any reports or other documents filed under the Indenture or this Supplemental Indenture.

ARTICLE III.
GENERAL TERMS AND CONDITIONS OF THE 2034 NOTES

Section 3.01     Designation and Principal Amount.

There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.350% Senior Notes due 2034,” which is not limited in aggregate principal amount.  The aggregate principal amount of the 2034 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2034 Notes, pursuant to Section 303 of the Indenture.

Section 3.02     Maturity.

The Stated Maturity of principal for the 2034 Notes will be December 1, 2034.

Section 3.03     Further Issues.

The Company may from time to time, without the consent of the Holders of the 2034 Notes, issue additional notes of that series.  Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2034 Notes.  Any such additional notes, together with the 2034 Notes herein provided for, will constitute a single series of Securities under the Indenture. Any such additional notes will not be offered with the same CUSIP number as the 2034 Notes unless such additional notes are considered to be fungible for U.S. federal income tax purposes with the 2034 Notes.

Section 3.04     Form and Payment.

Principal of, premium, if any, and interest on the 2034 Notes shall be payable in U.S. dollars.

Section 3.05     Global Securities.

Upon the original issuance, the 2034 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.  The Company will issue the 2034 Notes in denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 3.06     Definitive Form.

If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2034 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2034 Notes represented by Global Securities, the Company may issue the 2034 Notes in definitive form in exchange for such Global Securities.  In any such instance, an owner of a beneficial interest in 2034 Notes will be entitled to physical delivery in definitive form of 2034 Notes, equal in principal amount to such beneficial interest and to have the 2034 Notes registered in its name as shall be established in a Company Order.

Section 3.07     Interest.

The 2034 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 20, 2024 at the rate of 5.350% per annum, payable semi-annually; interest payable on each Interest Payment Date will include interest accrued from November 20, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 1 and December 1, commencing on June 1, 2025; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 3.08     Authorized Denominations.

The 2034 Notes shall be issuable in denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof.

Section 3.09     Redemption.

The 2034 Notes are subject to redemption at the option of the Company as set forth in the form of 2034 Note attached as Exhibit B hereto.

Section 3.10     Change of Control.

(a)      Upon the occurrence of a Change of Control Repurchase Event, unless the Company has exercised its right to redeem all of the 2034 Notes in accordance with the redemption terms as set forth in the 2034 Notes or has defeased the 2034 Notes as set forth in the 2034 Notes, the Company shall make an irrevocable offer to each Holder of the 2034 Notes to repurchase all or any part (equal to or in excess of $2,000.00 and in integral multiples of $1,000.00) of such Holder’s 2034 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2034 Notes repurchased plus accrued and unpaid interest, if any, on the 2034 Notes repurchased to, but not including, the date of repurchase.

(b)       Within 30 days following a Change of Control Repurchase Event or, at the Company’s option, prior to a Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, a notice to each Holder of the 2034 Notes, with a copy to the Trustee:

(i)            describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event;

(ii)           offering to repurchase all 2034 Notes tendered;

(iii)         setting forth the payment date (the “2034 Change of Control Payment Date”) for the repurchase of the 2034 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;

(iv)        if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a Change of Control Repurchase Event occurring on or prior to the 2034 Change of Control Payment Date specified in such notice;

(v)           disclosing that any 2034 Note not tendered for repurchase will continue to accrue interest; and

(vi)          specifying the procedures for tendering 2034 Notes.

(c)      The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2034 Notes as a result of a Change of Control Repurchase Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2034 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2034 Notes by virtue of such conflict.

(d)       On the 2034 Change of Control Payment Date, the Company shall, to the extent lawful:

(i)            accept for payment all 2034 Notes or portions thereof properly tendered pursuant to such offer;

(ii)          deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2034 Notes or portions thereof properly tendered; and

(iii)         deliver or cause to be delivered to the Trustee the 2034 Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of 2034 Notes or portions thereof being repurchased by the Company.

(e)     Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of the 2034 Notes properly tendered the purchase price for such 2034 Notes deposited with the Paying Agent by the Company, the Company will execute and the Trustee, upon the execution and delivery by the Company of such 2034 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2034 Note equal in principal amount to any unpurchased portion of any 2034 Notes surrendered; provided that each new 2034 Note will be in a principal amount of an integral multiple of $1,000.00.

(f)        The Company shall not be required to make an offer to repurchase the 2034 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2034 Notes properly tendered and not withdrawn under its offer.  In addition, the Company shall not repurchase any 2034 Notes if there has occurred and is continuing on the 2034 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2034 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.

Section 3.11     Appointment of Agents.

Regions Bank will initially be the Security Registrar and Paying Agent for the 2034 Notes and will act as such only at its offices at Regions Bank, Corporate Trust Department, 1900 5th Avenue North, 26th Floor, Birmingham, Alabama 35203; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.

Section 3.12      Securities Filings.

(a)      Notwithstanding that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is otherwise required to report on an annual and quarterly basis on forms provided for in those annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, so long as the 2034 Notes are outstanding (unless defeased in a legal defeasance), the Company will (x) file with the Commission (unless the Commission will not accept such filing), and (y) make available to the Trustee and, upon written request, the Holders of the 2034 Notes, without cost to any such Holder, from the date that the 2034 Notes are issued:

(i)          within the time periods specified by the Exchange Act (including all applicable extension periods), an annual report on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); and

(ii)          within the time periods specified by the Exchange Act (including all applicable extension periods), a quarterly report on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form).

(b)      In the event that the Company is not permitted to file its annual or quarterly reports with the Commission pursuant to the Exchange Act, the Company shall nevertheless make available such Exchange Act reports to the Trustee and the Holders of the 2034 Notes as if the Company was subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act within the time periods specified by the Exchange Act (including all applicable extension periods), which requirement may be satisfied by posting such reports on the Company’s website within the applicable time periods specified in Sections 3.12(a)(i) and (a)(ii) above.

(c)     Notwithstanding the foregoing, the availability of the reports referred to in Sections 3.12(a)(i) and (a)(ii) above on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system, including the Commission’s Interactive Data Electronic Application system) and the Company’s website within the applicable time periods specified in Sections 3.12(a)(i) and (a)(ii) above will be deemed to satisfy the delivery obligations under this Section 3.12.

(d)     Delivery of reports, information and documents to the Trustee and, if applicable, to the Security Registrar and Paying Agent is for informational purposes only and their respective receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s or any other Person’s compliance with any of its covenants under the Indenture, this Supplemental Indenture or the 2034 Notes (as to which the Trustee, Security Registrar and Paying Agent are entitled to rely exclusively on Officers’ Certificates).  None of the Trustee, the Security Registrar or Paying Agent shall be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other Person’s compliance with the covenants described herein or with respect to any reports or other documents filed under the Indenture or this Supplemental Indenture.

ARTICLE IV.
GENERAL TERMS AND CONDITIONS OF THE 2054 NOTES

Section 4.01     Designation and Principal Amount.

There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.700% Senior Notes due 2054,” which is not limited in aggregate principal amount.  The aggregate principal amount of the 2054 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2054 Notes, pursuant to Section 303 of the Indenture.

Section 4.02     Maturity.

The Stated Maturity of principal for the 2054 Notes will be December 1, 2054.

Section 4.03     Further Issues.

The Company may from time to time, without the consent of the Holders of the 2054 Notes, issue additional notes of that series.  Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2054 Notes.  Any such additional notes, together with the 2054 Notes herein provided for, will constitute a single series of Securities under the Indenture. Any such additional notes will not be offered with the same CUSIP number as the 2054 Notes unless such additional notes are considered to be fungible for U.S. federal income tax purposes with the 2054 Notes.

Section 4.04     Form and Payment.

Principal of, premium, if any, and interest on the 2054 Notes shall be payable in U.S. dollars.

Section 4.05     Global Securities.

Upon the original issuance, the 2054 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.  The Company will issue the 2054 Notes in denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 4.06     Definitive Form.

If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2054 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2054 Notes represented by Global Securities, the Company may issue the 2054 Notes in definitive form in exchange for such Global Securities.  In any such instance, an owner of a beneficial interest in 2054 Notes will be entitled to physical delivery in definitive form of 2054 Notes, equal in principal amount to such beneficial interest and to have the 2054 Notes registered in its name as shall be established in a Company Order.

Section 4.07     Interest.

The 2054 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 20, 2024 at the rate of 5.700% per annum, payable semi-annually; interest payable on each Interest Payment Date will include interest accrued from November 20, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 1 and December 1, commencing on June 1, 2025; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 4.08     Authorized Denominations.

The 2054 Notes shall be issuable in denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof.

Section 4.09     Redemption.

The 2054 Notes are subject to redemption at the option of the Company as set forth in the form of 2054 Note attached as Exhibit C hereto.

Section 4.10     Change of Control.

(a)      Upon the occurrence of a Change of Control Repurchase Event, unless the Company has exercised its right to redeem all of the 2054 Notes in accordance with the redemption terms as set forth in the 2054 Notes or has defeased the 2054 Notes as set forth in the 2054 Notes, the Company shall make an irrevocable offer to each Holder of the 2054 Notes to repurchase all or any part (equal to or in excess of $2,000.00 and in integral multiples of $1,000.00) of such Holder’s 2054 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2054 Notes repurchased plus accrued and unpaid interest, if any, on the 2054 Notes repurchased to, but not including, the date of repurchase.

(b)      Within 30 days following a Change of Control Repurchase Event or, at the Company’s option, prior to a Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, a notice to each Holder of the 2054 Notes, with a copy to the Trustee:

(i)            describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event;

(ii)           offering to repurchase all 2054 Notes tendered;

(iii)         setting forth the payment date (the “2054 Change of Control Payment Date”) for the repurchase of the 2054 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;

(iv)         if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a Change of Control Repurchase Event occurring on or prior to the 2054 Change of Control Payment Date specified in such notice;

(v)            disclosing that any 2054 Note not tendered for repurchase will continue to accrue interest; and

(vi)            specifying the procedures for tendering 2054 Notes.

(c)      The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2054 Notes as a result of a Change of Control Repurchase Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2054 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2054 Notes by virtue of such conflict.

(d)       On the 2054 Change of Control Payment Date, the Company shall, to the extent lawful:

(i)            accept for payment all 2054 Notes or portions thereof properly tendered pursuant to such offer;

(ii)          deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2054 Notes or portions thereof properly tendered; and

(iii)         deliver or cause to be delivered to the Trustee the 2054 Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of 2054 Notes or portions thereof being repurchased by the Company.

(e)      Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of the 2054 Notes properly tendered the purchase price for such 2054 Notes deposited with the Paying Agent by the Company, the Company will execute and the Trustee, upon the execution and delivery by the Company of such 2054 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2054 Note equal in principal amount to any unpurchased portion of any 2054 Notes surrendered; provided that each new 2054 Note will be in a principal amount of an integral multiple of $1,000.00.

(f)       The Company shall not be required to make an offer to repurchase the 2054 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2054 Notes properly tendered and not withdrawn under its offer.  In addition, the Company shall not repurchase any 2054 Notes if there has occurred and is continuing on the 2054 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2054 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.

Section 4.11     Appointment of Agents.

Regions Bank will initially be the Security Registrar and Paying Agent for the 2054 Notes and will act as such only at its offices at Regions Bank, Corporate Trust Department, 1900 5th Avenue North, 26th Floor, Birmingham, Alabama 35203; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.

Section 4.12     Securities Filings.

(a)          Notwithstanding that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is otherwise required to report on an annual and quarterly basis on forms provided for in those annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, so long as the 2054 Notes are outstanding (unless defeased in a legal defeasance), the Company will (x) file with the Commission (unless the Commission will not accept such filing), and (y) make available to the Trustee and, upon written request, the Holders of the 2054 Notes, without cost to any such Holder, from the date that the 2054 Notes are issued:

(i)          within the time periods specified by the Exchange Act (including all applicable extension periods), an annual report on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); and

(ii)         within the time periods specified by the Exchange Act (including all applicable extension periods), a quarterly report on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form).

(b)       In the event that the Company is not permitted to file its annual or quarterly reports with the Commission pursuant to the Exchange Act, the Company shall nevertheless make available such Exchange Act reports to the Trustee and the Holders of the 2054 Notes as if the Company was subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act within the time periods specified by the Exchange Act (including all applicable extension periods), which requirement may be satisfied by posting such reports on the Company’s website within the applicable time periods specified in Sections 4.12(a)(i) and (a)(ii) above.

(c)      Notwithstanding the foregoing, the availability of the reports referred to in Sections 4.12(a)(i) and (a)(ii) above on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system, including the Commission’s Interactive Data Electronic Application system) and the Company’s website within the applicable time periods specified in Sections 4.12(a)(i) and (a)(ii) above will be deemed to satisfy the delivery obligations under this Section 4.12.

(d)          Delivery of reports, information and documents to the Trustee and, if applicable, to the Security Registrar and Paying Agent is for informational purposes only and their respective receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s or any other Person’s compliance with any of its covenants under the Indenture, this Supplemental Indenture or the 2054 Notes (as to which the Trustee, Security Registrar and Paying Agent are entitled to rely exclusively on Officers’ Certificates).  None of the Trustee, the Security Registrar or Paying Agent shall be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other Person’s compliance with the covenants described herein or with respect to any reports or other documents filed under the Indenture or this Supplemental Indenture.

ARTICLE V.
FORM OF NOTES

Section 5.01     Form of 2029 Notes.

The 2029 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto.

Section 5.02     Form of 2034 Notes.

The 2034 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto.

Section 5.03     Form of 2054 Notes.

The 2054 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit C hereto.

ARTICLE VI.
ORIGINAL ISSUE OF NOTES

Section 6.01     Original Issue of 2029 Notes.

The 2029 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2029 Notes as in such Company Order provided.

Section 6.02     Original Issue of 2034 Notes.

The 2034 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2034 Notes as in such Company Order provided.

Section 6.03     Original Issue of 2054 Notes.

The 2054 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2054 Notes as in such Company Order provided.

ARTICLE VII.
MISCELLANEOUS

Section 7.01     Ratification of Indenture.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the 2029 Notes, 2034 Notes and 2054 Notes.

Section 7.02     Trustee Not Responsible for Recitals.

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 7.03     Governing Law.

This Supplemental Indenture and each 2029 Note, 2034 Note and 2054 Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.04     Separability.

In case any one or more of the provisions contained in this Supplemental Indenture or the 2029 Notes, the 2034 Notes and the 2054 Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the 2029 Notes, 2034 Notes and 2054 Notes but this Supplemental Indenture and the 2029 Notes, the 2034 Notes and the 2054 Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 7.05     Counterparts.

This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

VULCAN MATERIALS COMPANY

By:	/s/ Ryan Hall
Name: Ryan Hall
Title: Vice President and Treasurer

REGIONS BANK,
as Trustee

By:	/s/ John Hudson Holcomb, IV
Name: John Hudson Holcomb, IV
Title: Assistant Vice President

Acknowledged:

REGIONS BANK,
as Paying Agent and Security Registrar

By:	/s/ John Hudson Holcomb, IV
Name: John Hudson Holcomb, IV
Title: Assistant Vice President

[Signature Page to Eleventh Supplemental Indenture]

EXHIBIT A

FORM OF 2029 NOTE

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

VULCAN MATERIALS COMPANY
4.950% SENIOR NOTE DUE 2029

No.	$
CUSIP No. 929160 BB4

Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________ Dollars on December 1, 2029, and to pay interest thereon from November 20, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 2025 at the rate of 4.950% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 4.950% per annum on any overdue principal and premium and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York (or, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

[Signature Page to Global Security]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK,
as Trustee

By:
Authorized Officer

[Signature Page to Global Security]

(FORM OF REVERSE OF 2029 NOTE)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Eleventh Supplemental Indenture, dated as of November 20, 2024, between the Company and Regions Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.

At any time prior to November 1, 2029 (the “2029 Par Call Date”), the Securities are subject to redemption upon not less than 10 days’ nor more than 60 days’ notice by mail, as a whole or in part, at the option of the Company, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the Redemption Date (assuming such Securities matured on the 2029 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points less (b) interest accrued to the Redemption Date, plus, in each case, accrued and unpaid interest, if any, on the Securities being redeemed to, but not including, the Redemption Date.

In addition, at any time on or after the 2029 Par Call Date, the Securities are subject to redemption in whole or in part, at the option of the Company, from time to time at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of the Securities being redeemed, plus any accrued and unpaid interest on the Securities being redeemed to, but not including, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2029 Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the 2029 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2029 Par Call Date, as applicable.  If there is no United States Treasury security maturing on the 2029 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2029 Par Call Date, one with a maturity date preceding the 2029 Par Call Date and one with a maturity date following the 2029 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2029 Par Call Date. If there are two or more United States Treasury securities maturing on the 2029 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.  No Securities of a principal amount of $2,000 or less will be redeemed in part.

In connection with any redemption of Securities, any such redemption may, at the Company’s discretion, be subject to one or more conditions precedent.  If such redemption is subject to satisfaction of one or more conditions precedent, the notice of such redemption shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall have been satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date so delayed.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.  In addition, upon the Company’s exercise of the option provided in Section 1301 of the Indenture to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 2.10 of the Eleventh Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 of the Indenture are satisfied.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000.00 and multiples of $1,000.00 thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

FORM OF 2034 NOTE

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

VULCAN MATERIALS COMPANY
5.350% SENIOR NOTE DUE 2034

No.	$
CUSIP No. 929160 BC2

Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________ Dollars on December 1, 2034, and to pay interest thereon from November 20, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 2025 at the rate of 5.350% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 5.350% per annum on any overdue principal and premium and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York (or, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

[Signature Page to Global Security]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK,
as Trustee

By:
Authorized Officer

[Signature Page to Global Security]

(FORM OF REVERSE OF 2034 NOTE)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Eleventh Supplemental Indenture, dated as of November 20, 2024, between the Company and Regions Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.

At any time prior to September 1, 2034 (the “2034 Par Call Date”), the Securities are subject to redemption upon not less than 10 days’ nor more than 60 days’ notice by mail, as a whole or in part, at the option of the Company, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the Redemption Date (assuming such Securities matured on the 2034 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points less (b) interest accrued to the Redemption Date, plus, in each case, accrued and unpaid interest, if any, on the Securities being redeemed to, but not including, the Redemption Date.

In addition, at any time on or after the 2034 Par Call Date, the Securities are subject to redemption in whole or in part, at the option of the Company, from time to time at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of the Securities being redeemed, plus any accrued and unpaid interest on the Securities being redeemed to, but not including, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2034 Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the 2034 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2034 Par Call Date, as applicable.  If there is no United States Treasury security maturing on the 2034 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2034 Par Call Date, one with a maturity date preceding the 2034 Par Call Date and one with a maturity date following the 2034 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2034 Par Call Date. If there are two or more United States Treasury securities maturing on the 2034 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.  No Securities of a principal amount of $2,000 or less will be redeemed in part.

In connection with any redemption of Securities, any such redemption may, at the Company’s discretion, be subject to one or more conditions precedent.  If such redemption is subject to satisfaction of one or more conditions precedent, the notice of such redemption shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall have been satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date so delayed.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.  In addition, upon the Company’s exercise of the option provided in Section 1301 of the Indenture to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 3.10 of the Eleventh Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 of the Indenture are satisfied.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000.00 and multiples of $1,000.00 thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

FORM OF 2054 NOTE

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

VULCAN MATERIALS COMPANY
5.700% SENIOR NOTE DUE 2054

No.	$
CUSIP No. 929160 BD0

Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________ Dollars on December 1, 2054, and to pay interest thereon from November 20, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 2025 at the rate of 5.700% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 5.700% per annum on any overdue principal and premium and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York (or, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

[Signature Page to Global Security]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK,
as Trustee

By:
Authorized Officer

[Signature Page to Global Security]

(FORM OF REVERSE OF 2054 NOTE)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Eleventh Supplemental Indenture, dated as of November 20, 2024, between the Company and Regions Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.

At any time prior to June 1, 2054 (the “2054 Par Call Date”), the Securities are subject to redemption upon not less than 10 days’ nor more than 60 days’ notice by mail, as a whole or in part, at the option of the Company, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed discounted to the Redemption Date (assuming such Securities matured on the 2054 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points less (b) interest accrued to the Redemption Date, plus, in each case, accrued and unpaid interest, if any, on the Securities being redeemed to, but not including, the Redemption Date.

In addition, at any time on or after the 2054 Par Call Date, the Securities are subject to redemption in whole or in part, at the option of the Company, from time to time at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of the Securities being redeemed, plus any accrued and unpaid interest on the Securities being redeemed to, but not including, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2054 Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the 2054 Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2054 Par Call Date, as applicable.  If there is no United States Treasury security maturing on the 2054 Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2054 Par Call Date, one with a maturity date preceding the 2054 Par Call Date and one with a maturity date following the 2054 Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2054 Par Call Date. If there are two or more United States Treasury securities maturing on the 2054 Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.  No Securities of a principal amount of $2,000 or less will be redeemed in part.

In connection with any redemption of Securities, any such redemption may, at the Company’s discretion, be subject to one or more conditions precedent.  If such redemption is subject to satisfaction of one or more conditions precedent, the notice of such redemption shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall have been satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date so delayed.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.  In addition, upon the Company’s exercise of the option provided in Section 1301 of the Indenture to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 4.10 of the Eleventh Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 of the Indenture are satisfied.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000.00 and multiples of $1,000.00 thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.